UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 4, 2023

MARQETA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40465	27-4306690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
180 Grand Avenue, 6th Floor
Oakland, California 94612
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (888) 462-7738
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MQ	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends the Current Report on Form 8-K filed by Marqeta, Inc. (the “Company”) with the Securities and Exchange Commission on August 8, 2023 (the “Original Form 8-K”). The sole purpose of this Current Report on Form 8-K/A is to file the exhibits included in Item 9.01. No other changes have been made to the Original Form 8-K.

Item 1.01    Entry into a Material Definitive Agreement.

On August 4, 2023, the Company executed a contract amendment (“the Amendment”) to its Master Services Agreement with Block, Inc. (formerly Square, Inc., or “Block”).

The key terms of the Amendment include:
•Extension of the term of the Cash App program through June 30, 2027, effective as of July 1, 2023
•Reduced pricing for the Cash App program
•The Company will continue to provide various services to Block, though Block will manage the primary card network relationship for the Cash App program, including being responsible for managing the financial relationship between the Cash App program and the primary card network, choosing the card brand, determining the product type, and meeting program parameters
•Continuation of services for the Cash App program for a period of time in the event of a change of control of the Company

Block is and has been a stockholder and warrant holder of the Company since 2021.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
10.1†	Amendment No. 17 to the Master Services Agreement by and between the Registrant and Square, Inc., dated August 4, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
† Certain confidential information contained in this exhibit has been omitted because it is both (i) not material and (ii) is the type that the Company treats as private or confidential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARQETA, INC.
Date: August 11, 2023	/s/ Michael (Mike) Milotich
Michael (Mike) Milotich
Chief Financial Officer